UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2006



                            SILVERSTAR HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


            BERMUDA                      0-27494               N/A
(State or other jurisdiction          (Commission         (IRS Employer
      of incorporation)               File Number)      Identification No.)


            CLARENDON HOUSE, CHURCH STREET, HAMILTON, HM CX, BERMUDA
             (Address of Principal Executive Offices with Zip Code)



       Registrant's telephone number, including area code: (441) 295-1422



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 15, 2006, Silverstar Holdings, Ltd. (the "Registrant") issued a press release announcing its results of operations for the second quarter and six months ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 7.01   REGULATION FD DISCLOSURE

         On February 15, 2006, the Registrant issued the press release attached as Exhibit 99.1 hereto.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits

                 99.1  Press release of the Registrant, dated February 15, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    February 16, 2006

                                     SILVERSTAR HOLDINGS, LTD.


                                     By: /s/ Clive Kabatznik
                                        ----------------------------------------
                                          Name:  Clive Kabatznik
                                          Title: CEO